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                                                                      EXHIBIT 32

        CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Jay T. Flatley and Timothy M. Kish hereby certify that:

1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of Illumina, Inc.

2. The quarterly report on Form 10-Q of Illumina, Inc. that this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.

3. The information contained in the quarterly report on Form 10-Q of Illumina, Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Illumina, Inc.

Dated: May 4, 2004

                                       By: /s/ JAY T. FLATLEY
                                           -------------------------------------
                                           Jay T. Flatley
                                           President and Chief Executive Officer

                                       By: /s/ TIMOTHY M. KISH
                                           -------------------------------------
                                           Timothy M. Kish
                                           Vice President and Chief Financial
                                           Officer